LORD ABBETT SERIES FUND

Growth and Income Portfolio

Supplement dated November 10, 2010 to the

Prospectus dated May 1, 2010

(Class VC Shares)

The following replaces the chart on page 6 of the subsection titled “Investment Adviser – Portfolio Managers” in the prospectus:

Portfolio Manager. The portfolio manager primarily responsible for the day-to-day management of the Fund is:

Portfolio Manager/Title	Member of the Portfolio Management Team Since
Robert P. Fetch, Partner and Director	2010

The following replaces the subsection titled “Management and Organization of the Fund – Portfolio Managers” on page 11 in the prospectus:

Portfolio Manager. The Fund is managed by an experienced portfolio manager responsible for the investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis. The SAI contains additional information about portfolio manager compensation, other accounts managed, and ownership of Fund shares.

Robert P. Fetch, Partner and Director, heads the team and is primarily responsible for the day-to-day management of the Fund. Mr. Fetch joined Lord Abbett in 1995 and established Lord Abbett’s micro cap, small cap, small-mid cap, and multi cap value investment strategies. Mr. Fetch has been a member of the team since 2010.

Please retain this document for your future reference.